FirstMerit Equity Fund

A Portfolio of FirstMerit Funds

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2000

-------------------------------------------------------------------------------

     The following is information that supplements your FirstMerit Equity Fund prospectus. We are providing it to advise you of a change in the shareholder service fee for the Fund that will occur effective October 15, 2000.

What are the Fund's Fees and Expenses?

FIRSTMERIT EQUITY FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

SHAREHOLDER FEES

FEES PAID DIRECTLY FROM YOUR INVESTMENT

Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)                                  5.50%
Maximum Deferred Sales Charge (Load)
     (as a percentage of original purchase price or redemption
          proceeds, as applicable)                                         None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
     (and other Distributions)
          (as a percentage of offering price)                              None
Redemption Fee (as a percentage of amount redeemed, if applicable)         None
Exchange Fee                                                               None

ANNUAL FUND OPERATING EXPENSES (Before Waivers) 1
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fee 2...............................................   0.75%
Distribution (12b-1) Fee 3.....................................   0.25%
Shareholder Services Fee ......................................   0.25%
Other Expenses ................................................   0.31%
Total Annual Fund Operating Expenses 4.........................   1.56%
------------------------------------------------------------------------------

1 Although not contractually obligated to do so, the Distributor and shareholder services provider expect to waive certain amounts during the fiscal year ending November 30, 2000. These are shown below along with the net expenses the Fund expects to ACTUALLY PAY for the fiscal year ending November 30, 2000.

Total Waiver of Fund Expenses..................................   0.25%
Total Actual Annual Fund Operating Expenses (after waivers)....   1.31%

2 The adviser does not expect to waive a portion of the management fee during the fiscal year ending November 30, 2000. The management fee paid by the Fund (after the voluntary waiver) was 0.70% for the fiscal year ended November 30, 1999.

3 The distributor does not expect to accrue or charge its distribution fee of 0.25% during the fiscal year ending November 30, 2000. The distributor can accrue its fee, and thereby terminate this anticipated voluntary waiver of the distribution fee, at any time, at its sole discretion. The distribution fee paid (after the anticipated voluntary waiver) by the Fund is expected to be 0.00% for the fiscal year ending November 30, 2000.

4 The Total Annual Fund Operating Expenses and Total Actual Annual Fund Operating Expenses (after waivers) for the fiscal year ended November 30, 1999 were 1.60% and 1.05% respectively.

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are BEFORE WAIVERS as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 YEAR            3 YEARS          5 YEARS             10 YEARS
$602                $920            $1,262              $2,223


                                                                 October 1, 2000



FEDERATED SECURITIES CORP., DISTRIBUTOR

Cusip 337944102
25832 (10/00)